                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               EMRISE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

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|X|  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials:

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730


                                January 18, 2007


Dear Stockholders:

     You are cordially invited to attend the EMRISE Corporation 2006 annual meeting of stockholders that will be held on February 14, 2007 at 10:00 a.m. local time, at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. All holders of our outstanding common stock as of the close of business on January 10, 2007 are entitled to vote at the 2006 annual meeting.

     Enclosed are a copy of the notice of annual meeting of stockholders, a proxy statement, a proxy card, our amended annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for September 30, 2006. A current report on our business operations and future plans will be presented at the meeting, and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the 2006 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2006 annual meeting.

                               Sincerely,

                               /s/ Carmine T. Oliva

                               Carmine T. Oliva,
                               President, Chief Executive Officer and Secretary

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 14, 2007

                             ----------------------

     NOTICE IS HEREBY GIVEN that the 2006 annual meeting of stockholders of EMRISE Corporation, a Delaware corporation, will be held at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, on February 14, 2007 at 10:00 a.m. local time, for the following purposes:

     1. To elect Otis W. Baskin as a Class I director to serve a three-year term.

     2. To consider and vote upon a proposal to ratify the selection of our independent registered public accountants to audit our consolidated financial statements for 2006.

     3. To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

     Our board of directors has fixed the close of business on January 10, 2007 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

                                     By Order of the Board of Directors,

                                     /s/ Carmine T. Oliva

                                     Carmine T. Oliva, Secretary

Rancho Cucamonga, California
January 18, 2007

                             YOUR VOTE IS IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

VOTING AND PROXY..............................................................1

DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS............................3

EXECUTIVE COMPENSATION AND RELATED INFORMATION................................5

INFORMATION ABOUT OUR BOARD OF DIRECTORS, BOARD COMMITTEES AND
   RELATED MATTERS...........................................................14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................23

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................25

PROPOSAL 1 -- ELECTION OF CLASS I DIRECTOR...................................25

PROPOSAL 2 -- RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTANTS........................................................26

OTHER MATTERS................................................................29

STOCKHOLDER PROPOSALS.......................................................29

ANNUAL REPORT AND AVAILABLE INFORMATION......................................30

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730

                               ------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 14, 2007

                               ------------------

                                VOTING AND PROXY

     We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at our 2006 annual meeting of stockholders to be held at 10:00 a.m. local time on February 14, 2007, at our offices at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, and at any and all adjournments and postponements of the meeting. This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about January 23, 2007.

     Although we normally would have held our 2006 annual meeting during calendar year 2006, we were unable to do so due to the recent restatements of our financial statements. Accordingly, we are holding our 2006 annual meeting in early 2007 and intend to hold our 2007 annual meeting later this year.

     Our amended annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for September 30, 2006 are being mailed to stockholders concurrently with this proxy statement. The annual and quarterly reports are not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made. A proxy card is enclosed for your use. The shares represented by each properly executed unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card. If no direction is made, the shares represented by each properly executed proxy card will be voted "for" each of the proposals listed on the proxy card. Any proxy given may be revoked at any time prior to its exercise by filing with our secretary an instrument revoking the proxy or by filing a duly executed proxy card bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if he or she so desires. However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the meeting if that stockholder desires to vote in person at the meeting.

     At the close of business on January 10, 2007, the record date for determining the stockholders entitled to notice of and to vote at the 2006 annual meeting, we had issued and outstanding 38,081,750 shares of common stock. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting or at any adjournments and postponements of the meeting.

     Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the 2006 annual meeting for all matters to be voted on at the meeting. The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals. Votes cast at the 2006 annual meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

     An "abstention" is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) the brokers or nominees do not have discretionary voting power under applicable rules or the instruments under which they serve in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

     Directors are elected by a plurality. Therefore, for proposal 1, the election of one Class I director to our board of directors, the nominee receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on proposal 1.

     Approval of proposal 2, the ratification of the selection of our independent registered public accountants, is not required. However, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection.

     We will pay the expenses of soliciting proxies for the 2006 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2006 annual meeting are referred to in the preceding notice and are discussed below more fully.

               DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS

BIOGRAPHICAL INFORMATION

     The names, ages and positions held by our directors, director nominee and executive officers as of January 10, 2007 and their business experience are as follows:

        NAME                               AGE                                  TITLES
        ----                               ---                                  ------
Carmine T. Oliva                            64          Chairman of the Board, President, Chief Executive Officer,
                                                        Acting Chief Financial Officer, Secretary and Director

Graham Jefferies                            49          Executive Vice President, Chief Operating Officer and
                                                        Managing Director of EMRISE Electronics Ltd.

Laurence P. Finnegan, Jr. (1)(2)(3)         69          Director

Otis W. Baskin(1)(2)(3)                     61          Director and Director Nominee

Richard E. Mahmarian (2)(3)                 69          Director

-----------
(1)  Member of the compensation committee.
(2)  Member of the nominating committee.
(3)  Member of the audit committee.

     CARMINE T. OLIVA has been Chairman of the Board, President and Chief Executive Officer and a Class III director of EMRISE since March 26, 1997 and of our subsidiary, EMRISE Electronics Corporation, since he founded EMRISE Electronics Corporation in 1983. Mr. Oliva has been Acting Chief Financial Officer and Secretary of EMRISE since August 18, 2006 and served as Acting Chief Financial Officer from April to July 2005. Mr. Oliva has been Chairman of the Board of EMRISE Electronics Ltd. since 1985, and Chairman and Chief Executive Officer of CXR Larus since March 1997. In 2002, Mr. Oliva obtained a French government working permit and assumed responsibility as President of our CXR Anderson Jacobson ("CXR-AJ") subsidiary. From January 1999 to January 2000, Mr. Oliva served as a director of Digital Transmission Systems Inc. (DTSX), a publicly held company based in Norcross, Georgia. From 1980 to 1983, Mr. Oliva was Senior Vice President and General Manager, ITT Asia Pacific Inc. Prior to holding that position, Mr. Oliva held a number of executive positions with ITT Corporation and its subsidiaries over an eleven-year period. Mr. Oliva attained the rank of Captain in the United States Army and is a veteran of the Vietnam War. Mr. Oliva earned a B.A. degree in Social Studies from Seton Hall University and an M.B.A. degree in Business from The Ohio State University.

     GRAHAM JEFFERIES was appointed as Executive Vice President on October 21, 1999. Mr. Jefferies was also appointed as our Chief Operating Officer on January 3, 2005, after having served as Chief Operating Officer of our Telecommunications Group since October 21, 1999. Mr. Jefferies served as Executive Vice President of EMRISE from April 1999 through October 1999. Mr. Jefferies has served CXR-AJ as a director since March 1997 and as General Manager since July 2002, has served as Managing Director of Belix Power Conversions Ltd., Belix Wound Components Ltd. and Belix Company Ltd. since our acquisition of those companies in April 2000, as Managing Director of XCEL Power Systems, Ltd. since September 1996 and as Managing Director of Emrise Electronics Ltd. since March 1992. Prior to joining us in 1992, he was Sales and Marketing Director of Jasmin Electronics PLC, a major United Kingdom software and systems provider, from 1987 to 1992. Mr. Jefferies held a variety of project management positions at GEC Marconi from 1978 to 1987. Mr. Jefferies earned a B.S. degree in Engineering from Leicester University, and has experience in mergers and acquisitions. Mr. Jefferies is a citizen and resident of the United Kingdom.

     LAURENCE P. FINNEGAN, JR. has served as a Class II director since March 26, 1997. In addition to being a director of EMRISE Electronics from 1985 to March 1997, Mr. Finnegan was EMRISE Electronics' part-time Chief Financial Officer from 1994 to 1997. Mr. Finnegan has held positions with ITT (1970-1974) as controller of several divisions, Narco Scientific (1974-1983) as Vice President Finance, Chief Financial Officer, Executive Vice President and Chief Operating Officer, and Fischer & Porter (1986-1994) as Senior Vice President, Chief Financial Officer and Treasurer. Since August 1995, he has been a principal of GwynnAllen Partners, Bethlehem, Pennsylvania, an executive management consulting firm. Since December 1996, Mr. Finnegan has been a director and the President of GA Pipe, Inc., a manufacturing company based in Langhorne, Pennsylvania. From September 1997 to January 2001, Mr. Finnegan served as Vice President Finance and Chief Financial Officer of QuestOne Decision Sciences, an efficiency consulting firm based in Pennsylvania. Since August 2001, Mr. Finnegan has served as a director and the Vice President and Chief Financial Officer of VerdaSee Solutions, Inc., a consulting and software company based in Pennsylvania. Mr. Finnegan earned a B.S. degree in Accounting from St. Joseph's University.

     OTIS W. BASKIN has served as a Class I director since February 6, 2004. He has been a Professor of Management at The George L. Graziadio School of Business and Management at Pepperdine University in Malibu, California since June 1995 and also served as dean from 1995 to 2001. He has been a member of the full-time faculty of the University of Houston - Clear Lake (1975-87), where he served as Coordinator of the Management Faculty and Director of the Center for Advanced Management Programs. He has also been Professor of Management at Arizona State University, West Campus (1987-91) and The University of Memphis (1991-95), in addition to serving as dean at both universities. Dr. Baskin worked with AACSB International (Association for the Advancement of Collegiate Schools of Business) as Special Advisor to the President and as Chief Executive Officer from July 2002 to June 2004. He is an Associate with the Family Business Consulting Group, where he advises family owned and closely held businesses. He has served as an advisor to Exxon/Mobile Research and Engineering Corporation, NASA and the United States Air Force. He earned a Ph.D. in Management, Public Relations and Communication Theory from The University of Texas at Austin, an M.A. degree in Speech Communication from the University of Houston, and a B.A. degree in Religion from Oklahoma Christian University.

     RICHARD E. MAHMARIAN was appointed as a Class III director on March 1, 2006. He has served as a principal and Chairman, President and Chief Executive Officer of Control Solutions, Inc., a company that specializes in providing business systems including hardware, software, consumable products and services to major U.S. corporations, since December 2003. Mr. Mahmarian also has served as managing member and Chairman and Chief Executive Officer of REM Associates, LLC, a private investment and consulting company, since 1997. Mr. Mahmarian also owns R&R Palos Verdes Enterprises, Inc., a home construction company in the south bay area of Los Angeles, California, which was started in 1997. >From 1998 until 2001, Mr. Mahmarian was the owner of Alpha Microsystems, LLC, a company that manufactured and sold mini-computer systems, personal computers and servers, provided network services and support, and information technology hardware and software services throughout North America through 50 field offices. He served in the U.S. Navy and was honorably discharged. While in the Navy, he received extensive training in advanced electronic technologies. Mr. Mahmarian earned a B.A. degree in Accounting from Upsala College and an M.B.A. in Marketing and Economics from Seton Hall University.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

     Our officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among our executive officers, directors and director nominee.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

     COMPENSATION PHILOSOPHY AND COMPONENTS

     This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and narrative that follow.

     Our compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for the chief executive officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

     Our compensation philosophy is based upon four central objectives:

          o To provide an executive compensation structure and system that is both competitive in the outside industrial marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions;

          o To attract, retain and motivate qualified executives within this structure, and reward them for outstanding performance-to-objectives and business results through financial and other appropriate management incentives;

          o To align our financial results and the compensation paid to our executive officers with the enhancement of stockholder value; and

          o To structure our compensation policy so that executive officers' compensation is dependent, in one part, on the achievement of its current year business plan objectives, and in another part, on the long-term increase in company net worth and the resultant improvement in stockholder value, and to maintain an appropriate balance between short- and long-range performance objectives over time.

     Our executive officers' compensation currently has three primary components -- base compensation or salary, annual discretionary cash bonuses, and stock option awards granted pursuant to our Amended and Restated 2000 Stock Option Plan. In addition, we provide our executive officers a variety of benefits that generally are available to all salaried employees in the geographical location where they are based.

     We view the various components of compensation as related but distinct. Although our compensation committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. Our compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

     BASE COMPENSATION

     Base compensation is targeted to recognize each executive officer's unique value and historical contributions to our success in light of salary norms in our industries and the general marketplace. The criteria for measurement include data available from objective, professionally-conducted market studies, integrated with additional competitive intelligence secured from a range of industry and general market sources. Our compensation committee reviews the base compensation of the chief executive officer, and with the chief executive officer, the base compensation of all other executive officers, periodically to assure that a competitive position is maintained.

     EQUITY COMPENSATION

     We use stock options to reward long-term performance. Our compensation committee and/or our board of directors act as the manager of our option plans and perform functions that include selecting option recipients, determining the timing of option grants and whether options are incentive or non-qualified, and assigning the number of shares subject to each option, fixing the time and manner in which options are exercisable, setting option exercise prices and vesting and expiration dates, and from time to time adopting rules and regulations for carrying out the purposes of our plans. For compensation decisions regarding the grant of equity compensation to executive officers, our compensation committee typically considers recommendations from our chief executive officer.

     We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates. We have not made equity grants in connection with the release or withholding of material non-public information. Historically, options granted to our directors and executive officers have generally had exercise prices above the then trading price of our common stock.

     All equity awards to our employees, including executive officers, and to our directors have been granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date in accordance with SFAS No. 123R. Information about outstanding options held by our named executive officers and directors is contained in the "Outstanding Equity Awards at December 31, 2006" and "Director Compensation" tables.

     CASH BONUSES

     Executive bonuses are used to focus our management on achieving key corporate financial objectives, to motivate certain desired individual behaviors and to reward substantial achievement of these company financial objectives and individual goals. We use cash bonuses to reward performance achievements generally only as to years in which we are substantially profitable, and we use salary as the base amount necessary to match our competitors for executive talent.

     Bonuses, if any, are determined and paid on an annual basis after completion of the bonus year. We did not pay any bonuses to our named executive officers for 2005 and do not anticipate paying any such bonuses for 2006.

     In the past, our compensation committee has based bonuses for our named executive officers on net income and revenue growth because it believes that as a growth company, we should reward growth in net income and revenue, but only if the revenue growth is achieved cost-effectively. Likewise, our compensation committee believes a profitable company with little or no growth is not acceptable. Our compensation committee considers the chosen metrics of net income and growth in revenue to be the best indicators of our financial success and creation of stockholder value.

     Individual performance objectives are determined by the executive officer to whom the potential bonus recipient reports or, in the case of our chief executive officer, by our compensation committee. For example, the basis for Mr. Oliva's bonus might include such objectives as developing bank and equity financing, successfully concluding and integrating acquisitions, developing strategic opportunities or developing our executive team.

     Our compensation committee has not considered whether it would attempt to recover bonuses paid based on our financial performance where our financial statements are restated in a downward direction sufficient to reduce the amount of bonus that should have been paid under applicable bonus criteria.

     ACCOUNTING AND TAX TREATMENT

     We account for equity compensation paid to our employees under the rules of SFAS No. 123R, which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. Unless and until we achieve sustained profitability, the availability to us of a tax deduction for compensation expense will not be material to our financial position. We structure cash bonus compensation so that it is taxable to our executives at the time it becomes available to them. We currently intend that all cash compensation paid will be tax deductible for us. However, with respect to equity compensation awards, while any gain recognized by employees from nonqualified options should be deductible, to the extent that an option constitutes an incentive stock option, gain recognized by the optionee will not be deductible if there is no disqualifying disposition by the optionee. In addition, if we grant restricted stock or restricted stock unit awards that are not subject to performance vesting, they may not be fully deductible by us at the time the award is otherwise taxable to the employee.

     TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     CARMINE T. OLIVA
     ----------------

     As described below under the heading "Summary Compensation Table -- Employment Agreements," we are a party to a employment agreement with Carmine T. Oliva, our Chairman of the Board, President and Chief Executive Officer. If we terminate Mr. Oliva's employment for due cause or due to Mr. Oliva's breach of his employment agreement by refusing to continue his employment, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination, other than benefits under retirement and benefit plans and programs that are earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that have vested as of the date of termination, and accrued vacation as required by California law. "Due cause" includes any intentional misapplication of our funds or other material assets, or any other act of dishonesty injurious to us, or conviction of a felony or a crime involving moral turpitude. "Due cause" also includes abuse of controlled substances or alcohol and breach, nonperformance or nonobservance of any of the terms of the agreement, provided that Mr. Oliva fails to satisfactorily remedy the performance problem following 90 days' written notice.

     We may terminate Mr. Oliva's employment immediately upon written notice to him. Mr. Oliva may terminate the agreement at any time for good reason within 30 days after he learns of the event or condition constituting good reason. "Good reason" includes: changes in Mr. Oliva's position, duties, responsibilities, titles or status; a reduction in his base salary to an amount less than the greater of $350,000 or 10% below the base salary in effect at the time of the reduction; our failure to continue in effect benefits required under the agreement, to obtain the assumption of the agreement by any successor or assign, or to timely cure any material breach after Mr. Oliva gives us written notice; a material reduction in support services, staff, office space and accouterments which reduction is not generally effective for all officers; or if we avail ourselves of or are subjected by any third party to any other proceeding involving insolvency or the protection of or from creditors and the proceeding is not discharged or terminated within 90 days.

     If Mr. Oliva's service terminates without due cause or for good reason prior to the expiration of the agreement on January 1, 2011, Mr. Oliva will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, a severance payment equal to three times his then current annual salary, net of taxes, a prorated incentive bonus, if any, for the fiscal year during which termination occurs, and all medical and life insurance benefits to which he was entitled immediately prior to the date of termination (or at the election of Mr. Oliva in the event of a change-in-control, immediately prior to the date of the change-in-Control) for a period of three years or the date or dates that Mr. Oliva's continued participation in our medical and/or life insurance plans is not possible under the plans, whichever is earlier. If our medical and/or life insurance plans do not allow Mr. Oliva's continued participation, then we are required to pay to Mr. Oliva, in monthly installments, the monthly premium or premiums that had been payable by us covering the three-year period.

     A "change-in-control" includes: a consolidation or merger in which we are not the surviving corporation or pursuant to which all or substantially all of our common stock would be converted into cash, securities or other property, other than a merger in which the holders of our common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets; stockholder approval of any plan or proposal for liquidation or dissolution; any person other than persons who were stockholders on January 1, 2006, becomes the beneficial owner of 50% or more of our outstanding common stock; during any period of two consecutive years, individuals who at the beginning of such period constitute the entire board cease to constitute a majority of the board unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or there is any change of control of a nature required to be reported in response to Item 6 (e) of Schedule 14A under the Securities Exchange Act of 1934, as amended ("Exchange Act").

     If Mr. Oliva becomes mentally or physically incapable of performing the services required under the agreement for a period of 240 consecutive days, and the incapacity is confirmed by the written opinion of two practicing medical doctors, we may terminate Mr. Oliva's employment under the agreement upon 30 days' prior written notice. Upon Mr. Oliva's death, the agreement will terminate immediately. If Mr. Oliva's employment is terminated due to his incapacity or death, Mr. Oliva or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that are earned and vested at the date of termination, a prorated incentive bonus for the fiscal year in which incapacity or death occurs, and Mr. Oliva's annual salary then in effect for one year following the date of termination, offset, however, by any payments received by Mr. Oliva as a result of any disability insurance maintained by us for Mr. Oliva's benefit.

     GRAHAM JEFFERIES
     ----------------

     As described below under the heading "Summary Compensation Table -- Employment Agreements," we are a party to a employment agreement with Graham Jefferies, our Executive Vice President and Chief Operating Officer. If Mr. Jefferies' employment terminates for due cause or due to Mr. Jefferies' breach of the agreement by refusing to continue his employment, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination, other than benefits under retirement and benefit plans and programs that are earned and vested by the date of termination, Mr. Jefferies' pro rata annual salary through the date of termination, any stock options that have vested as of the date of termination, and accrued vacation as required by applicable law.

     We may terminate Mr. Jefferies' employment immediately upon written notice. Mr. Jefferies may terminate the agreement at any time for good reason within 30 days after Mr. Jefferies learns of the event or condition constituting good reason. If termination without due cause by us or for good reason by Mr. Jefferies occurs prior to the expiration of the agreement on January 1, 2009, Mr. Jefferies will be entitled to his salary through the end of the month during which the termination occurs plus credit for accrued vacation, a severance payment in an amount equal to two times his then current annual salary, net of applicable taxes, a prorated incentive bonus, if any, for the fiscal year during which termination occurs, and all medical and life insurance benefits to which Mr. Jefferies was entitled immediately prior to the date of termination (or at the election of Mr. Jefferies in the event of a change-in-control, immediately prior to the date of the change-in-control) for a period of two years or the date or dates that Mr. Jefferies' continued participation in our medical and/or life insurance plans is not possible under the plans, whichever is earlier. If our medical and/or life insurance plans do not allow Mr. Jefferies' continued participation, then we will be obligated to pay to Mr. Jefferies, in monthly installments, the monthly premium or premiums that had been payable by us covering the two-year period.

     If Mr. Jefferies becomes mentally or physically incapable of performing the services required under the agreement for a period of 180 consecutive days, the agreement will terminate; provided, however, that Mr. Jefferies will remain an employee of Emrise Electronics Ltd. and will be entitled to remuneration in an amount equal to the amount paid under Emrise Electronics Ltd.'s permanent health scheme, subject to the paragraph immediately below. Upon Mr. Jefferies' death, the agreement will terminate immediately.

     If Mr. Jefferies' employment is terminated due to his incapacity or death, Mr. Jefferies or his estate or legal representative will be entitled to receive benefits under retirement and benefits plans and programs that are earned and vested at the date of termination, a prorated incentive bonus for the fiscal year in which incapacity or death occurs, and Mr. Jefferies' annual salary then in effect for one year following the date of termination, offset by any payments received by Mr. Jefferies as a result of any permanent insurance scheme maintained by us for Mr. Jefferies' benefit.

     The terms "due cause," "good reason" and "change-in-control" have the same meanings as in Mr. Oliva's employment agreement described above.

     RANDOLPH D. FOOTE
     -----------------

     As described below under the heading "Summary Compensation Table -- Employment Agreements," we were a party to a employment agreement with Randolph
D. Foote, our former Senior Vice President, Chief Financial Officer and Secretary. On August 18, 2006, Mr. Foote resigned from all positions with us and our subsidiaries. We entered into a resignation and separation agreement with him, which became effective on August 25, 2006. Under the agreement, Mr. Foote resigned all of his positions with us, and we and Mr. Foote jointly terminated his employment agreement dated effective as of January 1, 2006. The resignation and separation agreement provided that effective as of August 21, 2006, Mr. Foote would be assigned to temporary employment with us, which we and Mr. Foote anticipated would terminate by approximately December 31, 2006. On December 31, 2006, we and Mr. Foote amended the separation agreement to extend Mr. Foote's temporary employment to no later than March 30, 2007. During the time of his temporary employment, Mr. Foote has been assisting us in, among other things, the preparation of our restated financial statements and our filings with the Securities and Exchange Commission ("Commission") and will continue to receive his base salary and employment benefits (other than paid vacation benefits, bonus or incentive compensation). Mr. Foote's stock options are scheduled to terminate three months after termination of his temporary employment. For twelve months following termination of his temporary employment, Mr. Foote has agreed to continue to provide reasonable cooperation and assistance to us as needed, and subject to Mr. Foote's performance of his obligations under the separation agreement, we have agreed to pay to Mr. Foote in installments on our regular pay dates during that period the total gross amount of $182,200 and to reimburse Mr. Foote for health plan benefit premiums at the same benefit level he had as of his resignation date.

     OTHER BENEFITS

     We also maintain other executive benefits that we consider necessary in order to offer fully competitive opportunities to its executive officers. These include, without limitation, 401(k) retirement savings plans, car allowances and employment agreements. The compensation committee continues to monitor and evaluate our executive compensation system and its application throughout our organization to assure that it continues to reflect our compensation philosophy and objectives.

     Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance, in each case on the same basis as other employees. Our officers and employees in Europe generally have somewhat different employee benefit plans than those we offer domestically, typically based on the requirements of their respective countries of domicile.

     During 2006, we matched $1,532, which was the lesser of $2,000 and 20% of Mr. Foote's contributions to his 401(k) account. This matching arrangement was generally made available to all employees of EMRISE Corporation and provides for the same method of allocation of benefits between management and non-management participants. Also, one of our subsidiaries, XCEL Power Systems Ltd. ("XPS"), makes matching contributions of up to 6% of Mr. Jefferies' salary to an executives' defined contribution plan. Other employees of XPS may receive matching contributions to a defined contribution plan of up to 4% of their salary. Amounts contributed to the defined contribution plans are intended to be used to purchase annuities upon retirement. During 2006, Mr. Jefferies received a matching contribution of $17,131, which was 6% of his salary.

SUMMARY COMPENSATION TABLE

     The following table provides information concerning the compensation for the year ended December 31, 2006 for our principal executive officer, our principal financial officer and our chief operating officer, who was the only other person who served as an executive officer during 2006 (collectively, the "named executive officers"). In August 2006, Mr. Foote resigned his positions with us, Mr. Oliva assumed the position of Acting Chief Financial Officer and, as described under the heading "Termination of Employment and Change-in-Control Arrangements," Mr. Foote assumed temporary employment with us.

                                            SUMMARY COMPENSATION TABLE - 2006

                                                                                        CHANGE IN
                                                                          NON-EQUITY  PENSION VALUE
                                                                           INCENTIVE  AND NONQUALI-    ALL
                                                                             PLAN     FIED DEFERRED   OTHER
                                                         STOCK    OPTION    COMPEN-   COMPENSATION   COMPEN-
        NAME AND                     SALARY    BONUS    AWARDS    AWARDS    SATION      EARNINGS     SATION      TOTAL
   PRINCIPAL POSITION       YEAR      ($)       ($)       ($)       ($)       ($)          ($)         ($)        ($)
--------------------------  ----    -------- --------  --------  -------- ---------   ------------  ---------  ---------
Carmine T. Oliva
  Chief Executive Officer   2006    350,000      --       --        --        --           --        13,821(1)  363,821
Graham Jefferies (2)
  Chief Operating Officer   2006    279,165      --       --        --        --           --        27,216(3)  306,381
Randolph D. Foote
  Former Chief              2006    183,750(4)   --       --        --        --           --         8,732(5)  192,482
  Financial Officer

---------------
(1) Represents $4,821 of insurance premiums we paid with respect to a $1,000,000 term life insurance policy for the benefit of Mr. Oliva's spouse and a $9,000 cash car allowance.
(2) Mr. Jefferies is based in the United Kingdom and receives his remuneration in British pounds sterling. The compensation amounts listed for Mr. Jefferies are shown in United States dollars, converted from British pounds sterling using the average conversion rates in effect during 2006.
(3) Represents $17,131 in company contributions to Mr. Jefferies' retirement account and a $10,085 cash car allowance.
(4) Includes $13,461 of vacation accrual that was paid out to Mr. Foote in connection with his resignation.
(5) Represents $1,532 company contributions to Mr. Foote's 401(k) retirement account and a $7,200 cash car allowance.

     EMPLOYMENT AGREEMENTS

     CARMINE T. OLIVA
     ----------------

     On February 24, 2006, we executed a five-year employment agreement with Carmine T. Oliva, our Chairman of the Board, President and Chief Executive Officer. The agreement became effective as of January 1, 2006 and replaced his previous employment agreement that was scheduled to automatically renew on that date. The agreement provided for an initial base salary of $350,000 during the first twelve months the agreement was in effect. Mr. Oliva is eligible to receive increases and bonuses at the discretion of our compensation committee and to participate in benefit and incentive programs we may offer.

     The agreement contains non-competition provisions that prohibit Mr. Oliva from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Oliva of our confidential information and assign ownership to us of inventions created by him in connection with his employment. In addition, the agreement contains termination and change-in-control provisions as described under "Termination of Employment and Change-in-Control Arrangements."

     GRAHAM JEFFERIES
     ----------------

     On February 24, 2006, we entered into a three-year employment agreement with Graham Jefferies, our Executive Vice President and Chief Operating Officer. The agreement became effective as of January 1, 2006 and replaced his previous employment agreement that was scheduled to expire in July 2006. The agreement provides for an initial base salary of 152,800 British pounds sterling per year (approximately U.S. $263,350 as of January 1, 2006) during the first twelve months that the agreement is in effect, which amount is to be paid by our subsidiary, Emrise Electronics Ltd. Mr. Jefferies is eligible to receive increases and bonuses at the discretion of our compensation committee and to participate in other benefit and incentive programs we may offer.

     The agreement contains non-competition provisions that prohibit Mr. Jefferies from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Jefferies of our confidential information and assign ownership to us of inventions created by Mr. Jefferies in connection with his employment. In addition, the agreement contains termination and change-in-control provisions as described under "Termination of Employment and Change-in-Control Arrangements."

     RANDOLPH D. FOOTE
     -----------------

     On February 24, 2006, we entered into a two-year employment agreement with Randolph D. Foote, our then Senior Vice President, Chief Financial Officer and Secretary. The agreement was effective as of January 1, 2006 and replaced his existing employment agreement that was scheduled to expire in July 2006. The agreement provided for an initial base salary of $175,000 during the first twelve months the agreement was to be in effect. Mr. Foote was eligible to receive increases and bonuses at the discretion of our compensation committee and to participate in other benefit and incentive programs we may offer. As described under "Termination of Employment and Change in Control Arrangements," Mr. Foote's employment agreement was terminated in August 2006.

GRANTS OF PLAN-BASED AWARDS

     No plan-based awards were granted to the named executive officers during 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2006.

                                           OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

                                                                                                       STOCK AWARDS
                                                                                       ---------------------------------------------
                                                                                                                          EQUITY
                                                                                                               EQUITY    INCENTIVE
                                                                                                              INCENTIVE    PLAN
                                              OPTION AWARDS                                                     PLAN      AWARDS:
                    -----------------------------------------------------------------   NUMBER                 AWARDS:   MARKET OR
                                                  EQUITY                                  OF       MARKET      NUMBER     PAYOUT
                                                 INCENTIVE                              SHARES    VALUE OF       OF      VALUE OF
                                                   PLAN                                   OR       SHARES     UNEARNED   UNEARNED
                        NUMBER         NUMBER     AWARDS:                                UNITS       OR        SHARES,    SHARES,
                          OF             OF      NUMBER OF                                OF      UNITS OF      UNITS    UNITS OR
                      SECURITIES    SECURITIES  SECURITIES                               STOCK      STOCK     OR OTHER     OTHER
                      UNDERLYING    UNDERLYING  UNDERLYING                               THAT       THAT       RIGHTS     RIGHTS
                      UNEXERCISED   UNEXERCISED UNEXERCISED   OPTION                     HAVE       HAVE        THAT       THAT
                        OPTIONS       OPTIONS    UNEARNED    EXERCISE     OPTION          NOT        NOT      HAVE NOT   HAVE NOT
                          (#)           (#)      OPTIONS      PRICE     EXPIRATION      VESTED     VESTED      VESTED     VESTED
      NAME            EXERCISABLE  UNEXERCISABLE   (#)         ($)         DATE           (#)        ($)         (#)        ($)
-------------------   -----------  ------------- ---------  ---------  ------------   ---------  ---------   ---------  ----------
Carmine T. Oliva        100,000         --         --          0.50      01/31/2011       --         --          --         --
                         53,000         --         --          0.35      01/22/2013       --         --          --         --
                         26,000         --         --          1.00      02/24/2014       --         --          --         --
                         50,000         --         --          2.00      12/29/2015       --         --          --         --

Graham Jefferies         60,000         --         --          0.20      11/15/2009       --         --          --         --
                         30,000         --         --          1.13      05/01/2008       --         --          --         --
                         54,000         --         --          0.35      01/22/2013       --         --          --         --
                         40,000         --         --          1.00      02/24/2014       --         --          --         --
                         50,000         --         --          2.00      12/29/2015       --         --          --         --

Randolph D. Foote        50,000         --         --          0.20      11/15/2009(1)    --         --          --         --
                         35,000         --         --          0.35      01/22/2013(1)    --         --          --         --
                         25,000         --         --          1.00      02/24/2014(1)    --         --          --         --
                         50,000         --         --          2.00      12/29/2015(1)    --         --          --         --

-------------------
(1) Mr. Foote's options are scheduled to expire three months after the termination of his temporary employment with us. His temporary employment with us is expected to terminate no later than March 30, 2007.

OPTION EXERCISES AND STOCK VESTED

     No option awards were exercised by any of the named executive officers during the year ended December 31, 2006. No stock awards were held by any of the named executive during the year ended December 31, 2006.

COMPENSATION OF DIRECTORS

     Each non-employee director is entitled to receive $1,000 per month as compensation for his services. In addition, each board member chairing a standing committee is entitled to receive $500 per month as compensation for his services. We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. We may periodically award options or warrants to our directors under our existing option and incentive plans. On April 16, 2006, we granted to Mr. Mahmarian an option to purchase 50,000 shares of our common stock at an exercise price of $1.00 per share. The option vests in two equal installments of 25,000 shares on October 17, 2006 and April 17, 2007.

     The following table provides information concerning the compensation of our directors for the year ended December 31, 2006.

                                                DIRECTOR COMPENSATION


                                                                                  CHANGE
                                                                                IN PENSION
                                                                                VALUE AND
                                                                  NON-EQUITY   NONQUALIFIED
                           FEES EARNED                            INCENTIVE      DEFERRED
                             OR PAID       STOCK      OPTION         PLAN      COMPENSATION   ALL OTHER
                             IN CASH      AWARDS      AWARDS     COMPENSATION    EARNINGS    COMPENSATION    TOTAL
          NAME                 ($)          ($)         ($)          ($)           ($)           ($)          ($)
-------------------------  -----------   --------   ----------   ------------  ------------  ------------  ----------
Laurence P. Finnegan, Jr.    18,000         --           --(1)        --            --            --         18,000
Otis W. Baskin               18,000         --           --(2)        --            --            --         18,000
Richard E. Mahmarian         14,400         --       39,000(3)        --            --            --         53,400

-------------------
(1) At December 31, 2006, Mr. Finnegan held options to purchase an aggregate of 216,000 shares of common stock.
(2) At December 31, 2006, Mr. Baskin held options to purchase an aggregate of 85,000 shares of common stock.
(3) At December 31, 2006, Mr. Mahmarian held options to purchase an aggregate of 50,000 shares of common stock.

                    INFORMATION ABOUT OUR BOARD OF DIRECTORS,
                      BOARD COMMITTEES AND RELATED MATTERS

BOARD OF DIRECTORS

   GENERAL

     Our business, property and affairs are managed under the direction of our board. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board and its committees.

     Our bylaws provide that our board of directors shall consist of at least four directors. Our board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders. We currently have four directors on our board, with no vacancies. Our current board consists of one Class I director whose term expires at our 2006 annual meeting, one Class II director whose term expires at our 2007 annual meeting, and two Class III directors whose term expires at our 2008 annual meeting.

     During 2006, our board held three meetings and took action by unanimous written consent on four occasions. During 2006, no incumbent director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the board of directors (held during the period for which he has been a director); and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

   BOARD COMMITTEES

     Our board of directors currently has an audit committee, a compensation committee and a nominating committee.

     AUDIT COMMITTEE
     ---------------

     The audit committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each interim period and for our year end and our internal financial and accounting controls, and recommends, establishes and monitors our disclosure controls and procedures. Messrs. Finnegan and Baskin served on our audit committee throughout and since 2006, with Mr. Finnegan serving as chairman. Mr. Mahmarian was appointed as the third member of the audit committee when he joined our board on March 1, 2006. The audit committee held five meetings during 2006. Our board of directors has determined that Messrs. Finnegan and Mahmarian are audit committee financial experts. The audit committee operates pursuant to a charter approved by our board of directors and audit committee, according to the rules and regulations of the Commission. A copy of the charter was attached as APPENDIX A to our definitive proxy statement for our 2005 annual meeting of stockholders.

     COMPENSATION COMMITTEE
     ----------------------

     The compensation committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our board of directors the terms and conditions of all employee and consultant compensation and benefit plans. Our entire board of directors also may perform these functions with respect to our employee stock option plans. Messrs. Finnegan and Mr. Baskin have served on the compensation committee throughout and since 2006, with Mr. Baskin serving as chairman. The compensation committee held two meetings during 2006. The compensation committee operates pursuant to a charter approved by our board of directors and compensation committee. A copy of the charter was attached as APPENDIX B to the proxy statement for our 2005 annual meeting of stockholders.

     Robert B. Runyon, who is a former director and former compensation committee chairman of EMRISE Corporation, provides compensation consultation services to our compensation committee and executive management. Mr. Runyon's role includes collecting compensation data for us and assisting us in evaluating candidates for executive level positions.

     NOMINATING COMMITTEE
     --------------------

     The nominating committee recommends nominees to our board of directors and committees of our board of directors, develops and recommends to our board of directors corporate governance principles, and oversees the evaluation of the board of directors and management. Messrs. Finnegan and Baskin have served on the nominating committee throughout and since 2006. Mr. Mahmarian was appointed chair of the nominating committee in April 2006. The nominating committee held one meeting during 2006. The nominating committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders.

     The nominating committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1.0% of the then-outstanding shares of our common stock and that has beneficially owned those shares for at least one year. The nominating committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the nominating committee's below-referenced charter. Stockholders that desire to recommend candidates for the board for evaluation may do so by contacting EMRISE Corporation in writing, identifying the potential candidate and providing background and other information in the manner described in the nominating committee's charter. Candidates may also come to the attention of the nominating committee through current board members, professional search firms and other persons. In evaluating potential candidates, the nominating committee will take into account a number of factors, including, among others, the following:

     o    independence from management;

     o depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to the technology and business of our company;

     o    education and professional background;

     o    judgment, skill, integrity and reputation;

     o existing commitments to other businesses as a director, executive or owner;

     o    personal conflicts of interest, if any; and

     o    the size and composition of the board of directors.

     In addition, prior to nominating a sitting director for re-election at an annual meeting of stockholders, the nominating committee considers the director's past attendance at, and participation in, meetings of our board of directors and its committees and the director's formal and informal contributions to their respective activities.

     The nominating committee operates pursuant to a charter approved by our board of directors and nominating committee. A copy of the charter was attached as APPENDIX C to the definitive proxy statement for our 2005 annual meeting of stockholders.

     DIRECTOR INDEPENDENCE
     ---------------------

     Our board of directors has determined that each of Messrs. Baskin, Finnegan and Mahmarian is independent under Rule 5.3(k) of the NYSE Arca Equities Rules because none of those directors has, or during the past three years has had, a material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us, and none of those directors is disqualified from being deemed independent under any of subparagraphs (A)-(F) of Rule 5.3(k)(1) of the NYSE Arca Equities Rules. Our board of directors has also determined that each of member of the audit committee is independent under Rule 10A-3(b)(1) of the Commission.

     Under the NYSE Arca Equities Rules, the non-management members of our board of directors must meet at regularly scheduled executive sessions without management, with a non-management director presiding over each executive session. A presiding director for each session is selected by the board members in attendance at the session based upon the topics to be discussed at the session. The non-management directors can be contacted by calling the chairman of the audit committee. Further, if the non-management directors include directors who are not independent, then we should at least once a year schedule an executive session including only independent directors. Under the NYSE Arca Equities Rules, we must disclose if any member of our nominating committee or compensation committee is not independent.

     CHARTERS
     --------

     The charters of our audit, compensation and nominating committees, and our codes of business conduct and ethics, are included on our website at http://www.emrise.com. The foregoing information is also available in print to any stockholder who requests it.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Throughout and since 2006, the compensation committee has consisted of Messrs. Finnegan and Mr. Baskin. No member of the board of directors has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

   SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the board of directors, or the independent directors as a group, any committee of the board of directors or any chair of any such committee, by mail or electronically. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. To communicate with any of our directors electronically, security holders should send an email to our Corporate Secretary at: ctoliva@emrise.com.

     All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, our Corporate Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

   POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

     It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the date of our 2005 annual meeting, we had four members on our board of directors, one of whom was in attendance at our 2005 annual meeting.

COMPENSATION COMMITTEE REPORT

     Our compensation committee reviewed and discussed with our management the "Compensation Discussion and Analysis" contained in this proxy statement. Based on that review and discussions, our compensation committee recommended to our board of directors that the "Compensation Discussion and Analysis" be included in this proxy statement.

                                         Compensation Committee
                                         EMRISE Corporation
                                            Otis W. Baskin, Chairman
                                            Laurence P. Finnegan, Jr., Member

CODE OF ETHICS

     Our board of directors has adopted an Amended and Restated Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and senior financial officers. We filed copies of these codes as exhibits to the initial filing of our annual report on Form 10-K for the year ended December 31, 2005.

     We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provision of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website, located at http://www.emrise.com, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

     Information on our Internet website is not, and shall not be deemed to be, a part of this report or incorporated into any other filings we make with the Commission.

AUDIT COMMITTEE REPORT

     The audit committee of the board of directors of EMRISE Corporation discussed with EMRISE's independent auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Commission of the restated audited consolidated financial statements in EMRISE's Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2005, the audit committee discussed with management and reviewed EMRISE's audited consolidated financial statements. In addition, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and EMRISE that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Amendment No. 1 to Form 10-K with the Commission, and based on the review and discussions referenced above, the audit committee recommended to the board of directors that the restated audited consolidated financial statements be included in the Amendment No. 1 to Form 10-K.

                                        Respectfully submitted,

                                        Audit Committee
                                        EMRISE Corporation
                                           Laurence P. Finnegan, Jr., Chairman
                                           Otis W. Baskin, Member
                                           Richard E. Mahmarian, Member

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     We dismissed Grant Thornton LLP as our principal accountant on April 13, 2006 and retained Hein & Associates LLP as our principal accountant on April 17, 2006. We had no relationship with Hein & Associates LLP prior to their retention as our principal accountant. On June 28, 2006, we engaged Hein & Associates LLP to reaudit our consolidated financial statements for the years ended December 31, 2005, 2004 and 2003. The following table sets forth the aggregate fees billed to us by Hein & Associates LLP, our principal accountant, for professional services rendered in the reaudit of our consolidated financial statements for the years ended December 31, 2005 and 2004:

        FEE CATEGORY                             2005           2004
        ------------                          ----------    ----------
        Audit Fees........................    $        *    $        *
        Audit-Related Fees................            --            --
        Tax Fees..........................            --            --
        All Other Fees....................            --            --

                Total.....................    $        *    $        *

        --------------
        *  See description of "Audit Fees" below.

     AUDIT FEES. Consists of an aggregate of $957,000 of fees billed for professional services rendered for the simultaneous reaudit of our consolidated financial statements for 2005, 2004 and 2003 and review of the interim consolidated financial statements included in our quarterly reports for 2005 and services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

     AUDIT-RELATED FEES. No audit-related fees were incurred.

     TAX FEES. No tax fees were incurred.

     ALL OTHER FEES. No other fees were incurred.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF PRINCIPAL ACCOUNTANTS

     Our audit committee pre-approves all services provided by our principal accountant.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total return on companies on the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Index, assuming reinvestment of dividends for the period beginning December 31, 2001 and ending December 31, 2006. This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on December 31, 2001.

                                [GRAPHIC OMITTED]


                                                  Cumulative Total Return ($)
                                -----------------------------------------------------------
                                   12/01    12/02    12/03     12/04     12/05     12/06
                                -----------------------------------------------------------
EMRISE CORPORATION                100.00    64.52    362.90    545.16    432.26    341.94
NASDAQ STOCK MARKET (U.S.)        100.00    71.97    107.18    117.07    120.50    137.02
NASDAQ ELECTRONIC COMPONENTS      100.00    64.40     92.31    100.78    113.36    115.84

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   BENEFICIAL OWNERSHIP TABLE

     Except as otherwise indicated in the related footnotes, the following table sets forth information with respect to the beneficial ownership of our common stock as of January 10, 2007, by:

     o each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

     o    each of our directors;

     o each of the current executive officers named in the summary compensation table contained in the "Management" section of this report; and

     o    all of our directors and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Commission, and includes voting or investment power with respect to the securities. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as indicated in the discussion of contractual beneficial ownership limitations below and except as indicated in the footnotes to the principal stockholders table below, shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Percentage of beneficial ownership is based on 38,081,750 shares of common stock outstanding as of the date of the table.

     The warrants described in the footnotes to the table contain provisions limiting the exercise of the warrants to the extent necessary to insure that following the exercise, the total number of shares of common stock then beneficially owned by the warrant holder and its affiliates and others whose beneficial ownership would be aggregated with the holder's for purposes of
Section 13(d) of the Exchange Act does not exceed 9.999% of the total number of then issued and outstanding shares of our common stock (including for such purpose the shares of common stock issuable upon such exercise or call). The 9.999% beneficial ownership limitation may not be waived. However, the beneficial ownership limitation does not preclude a holder from exercising a warrant and selling the shares underlying the warrant in stages over time where each stage does not cause the holder and its affiliates to beneficially own shares in excess of the limitation amount.

     The address of each of the following stockholders, unless otherwise indicated in the footnotes to the table, is c/o EMRISE Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. Messrs. Oliva, Finnegan, Baskin, and Mahmarian are directors of EMRISE Corporation. Messrs. Oliva and Jefferies are executive officers of EMRISE Corporation.

                                                                  AMOUNT AND NATURE        PERCENT
NAME OF BENEFICIAL OWNER                                       OF BENEFICIAL OWNERSHIP     OF CLASS
----------------------------------------------------------------------------------------------------
Carmine T. Oliva.............................................          1,398,305(1)         3.65%
Laurence P. Finnegan, Jr.....................................            260,171(2)           *
Otis W. Baskin...............................................             90,000(3)           *
Richard E. Mahmarian.........................................             35,000(4)           *
Graham Jefferies.............................................            237,276(5)           *
Austin W. Marxe and David M. Greenhouse......................          4,156,438(6)         10.9%
Jon D. Gruber................................................          2,387,650(7)         6.21%
All executive officers and directors as a group (5 persons)..          2,020,752(8)         5.20%

-------------------
*    Less than 1.00%
(1) Includes 81,889 shares held individually by Mr. Oliva's spouse, and 229,000 shares underlying options.
(2)  Includes 216,000 shares underlying options.
(3)  Includes 85,000 shares underlying options.
(4)  Includes 25,000 shares underlying options.
(5)  Includes 234,000 shares underlying options.
(6) Based on share beneficial ownership information contained in a Form 4 filed November 14, 2006, in which Austin W. Marxe and David M. Greenhouse, the controlling principals of AWM Investment Company, Inc. ("AWM"). AWM serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment advisor to Special Situations Fund III QP, L.P. Messrs. Marxe and Greenhouse share voting and investment power over 4,156,438 shares of common stock owned by Special Situations Fund III QP, L.P. The address for Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York 10022.
(7) Based on share beneficial ownership information contained in a Schedule 13G filed February 3, 2006, in which Mr. Gruber reported that he is a member of a group that includes Gruber and McBaine Capital Management, LLC, Jon D. Gruber, J. Patterson McBaine and Eric B. Swergold, each of whom shares voting and dispositive power over 1,764,900 outstanding shares and 337,500 shares underlying warrants. Also includes an additional 285,250 shares over which Mr. Gruber reports sole voting and dispositive power. The address for Mr. Gruber is 50 Osgood Place, Penthouse, San Francisco, California 94133.
(8) Includes 789,000 shares underlying options and 81,889 outstanding shares held individually by Mr. Oliva's wife.

   EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2006.

                                                                                               NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                                                                              FUTURE ISSUANCE UNDER
                                       NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE        EQUITY COMPENSATION
                                         ISSUED UPON EXERCISE OF       EXERCISE PRICE OF         PLANS (EXCLUDING
                                          OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,    SECURITIES REFLECTED IN
                                           WARRANTS AND RIGHTS        WARRANTS AND RIGHTS          COLUMN (A))
            PLAN CATEGORY                          (A)                        (B)                      (C)
------------------------------------  ---------------------------  -----------------------  -------------------------
Equity compensation plans approved
   by security holders.............            1,965,448(1)                 $1.08                    365,052(2)
Equity compensation plans not
   approved by security holders....            4,161,185(3)                 $1.70                         --
                                             --------------            --------------             --------------
     Total.........................            6,126,633                                             365,052

-----------
(1) Represents shares of common stock underlying options that are outstanding under our 1993 Stock Option Plan, our Employee Stock and Stock Option Plan, our 1997 Stock Incentive Plan and our Amended and Restated 2000 Stock Option Plan. The material features of these plans are described in note 9 to our consolidated financial statements for the years ended December 31, 2005, 2004 and 2003.
(2) Represents shares of common stock available for issuance under options that may be issued under our Amended and Restated 2000 Stock Option Plan.
(3)  Represents shares of common stock underlying warrants that are described in note 9 to our consolidated financial statements for the years ended December 31, 2005, 2004 and 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH RELATED PERSONS

     We are party to indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

     Our board of directors and nominating committee in January 2007 have adopted written policies and procedures relating to approval or ratification of "interested transactions" with "related parties." Under the policies and procedures, our nominating committee is to review the material facts of all interested transactions that require the committee's approval and either approve or disapprove of the entry into the interested transactions, subject to certain exceptions, by taking into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction. No director may participate in any discussion or approval of an interested transaction for which he or she is a related party. If an interested transaction will be ongoing, the committee may establish guidelines for our management to follow in its ongoing dealings with the related party and then at least annually must review and assess ongoing relationships with the related party.

     Under the policies and procedures, an "interested transaction" is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, we are a participant, and any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A "related party" is any person who is or was since the beginning of the last fiscal year for which we have filed a Form 10-K and proxy statement, even if they do not presently serve in that role an executive officer, director or nominee for election as a director, any greater than 5% beneficial owner of our common stock, or any immediate family member of any of the foregoing. Immediate family member includes a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person's home (other than a tenant or employee).

     The committee has reviewed and pre-approved certain types of interested transactions described below. In addition, our board of directors has delegated to the chair of the committee the authority to pre-approve or ratify (as applicable) any interested transaction with a related party in which the aggregate amount involved is expected to be less than $120,000. Pre-approved interested transactions include:

     o Employment of executive officers either if the related compensation is required to be reported in our proxy statement or if the executive officer is not an immediate family member of another executive officer or a director of our company and the related compensation would be reported in our proxy statement if the executive officer was a "named executive officer" and our compensation committee approved (or recommended that the board approve) such compensation.

     o Any compensation paid to a director if the compensation is required to be reported in our proxy statement.

     o Any transaction with another company at which a related person's only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company's shares, if the aggregate amount involved does not exceed the greater of $120,000 or 2% of that company's total annual revenues.

     o Any transaction where the related person's interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (e.g., dividends).

     o Any transaction involving a related party where the rates or charges involved are determined by competitive bids.

     o Any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

     o Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Commission. These officers, directors and stockholders are required by the Commission regulations to furnish us with copies of all reports that they file.

     Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2006 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock ("reporting persons") that no other reports were required, we believe that, during 2006, all Section 16(a) filing requirements applicable to our reporting persons were met, except that Austin W. Marxe and David M. Greenhouse filed three late Form 4s to report three transactions.

                                   PROPOSAL 1
                          ELECTION OF CLASS I DIRECTOR

     Our bylaws provide that our board of directors shall consist of at least four directors. Our board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders.

     Our current board consists of one Class I director, Otis W. Baskin, whose term expires at our 2006 annual meeting, one Class II director, Laurence P. Finnegan, whose term expires at our 2007 annual meeting, and two Class III directors, Carmine T. Oliva and Richard E. Mahmarian, whose terms expire at our 2008 annual meeting. Mr. Baskin is named as a nominee for election to serve a three-year term expiring at our 2009 annual meeting or until he is succeeded by another qualified director who has been duly elected.

     The proxy holders intend to vote all proxies received by them in favor of the election of Mr. Baskin unless instructions to the contrary are marked on the proxy card. If Mr. Baskin is unable or declines to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by our present board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy card.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

     Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF OTIS W. BASKIN AS A CLASS I DIRECTOR.

                                   PROPOSAL 2
                          RATIFICATION OF SELECTION OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     Our audit committee has selected Hein & Associates LLP, independent registered public accountants, to audit our consolidated financial statements for 2006, and our board of directors has concurred in this selection. Additional information regarding our relationship with our independent public accountants is contained in this proxy statement under the headings "Audit Committee Report," "Principal Accountant Fees and Services," and "Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Principal Accountants." We anticipate that a representative of Hein & Associates LLP will be present at our 2006 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

CHANGE IN ACCOUNTANTS

     On April 13, 2006, we notified Grant Thornton LLP ("GT"), the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements, that we intended to engage new certifying accountants and thereby were terminating our relationship with GT.

     Our decision to change accountants was approved by our audit committee and board of directors. The reason for the change was to allow us to engage an alternative firm that we believe has adequate resources and experience to provide us with the auditing and tax services we require, on a more cost-effective basis.

     The audit reports of GT on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2005 and 2004 and the subsequent interim period through April 13, 2006, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to GT's satisfaction, would have caused GT to make reference to the subject matter of the disagreement in connection with its opinion.

     During the years ended December 31, 2005 and 2004 and the subsequent interim period through April 13, 2006, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, except as described below.

     o On April 5, 2005, in connection with its audit of our consolidated financial statements for the year ended December 31, 2004, GT advised our audit committee and management of two matters that GT considered to be "material weaknesses" as that term is defined under standards established by the Public Company Accounting Oversight Board (United States), or PCAOB. A material weakness is a control deficiency or combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The first matter related to our need for additional staff with expertise in preparing required disclosures in the notes to the financial statements, and our need to develop greater internal resources for researching and evaluating the appropriateness of complex accounting principles and for evaluating the effects of new accounting pronouncements on us. Our growth during and since 2004 as a result of our acquisitions of Larus Corporation, Pascall Electronic (Holdings)

          Limited and RO Associates Incorporated and the increased complexity surrounding our financing arrangements are major contributors to the need for additional resources in financial reporting. The second matter related to segregation of duties relating to cash disbursements. Both our assistant controller and accounts payable clerk had access to initiate the payment of invoices and print electronically signed checks. Both individuals had the ability to record transactions in the accounting system. The lack of segregation of these two functions - check-writing ability and the recording of disbursement transactions in our accounting system - represented a material weakness in the cash disbursements cycle. We considered these matters in connection with the preparation of the December 31, 2004 consolidated financial statements and also determined that no prior period financial statements were materially affected by such matters. In response to the observations made by GT, on April 7, 2005, we engaged financial consultants who are certified public accountants with the requisite background and experience to prepare required disclosures in the notes to our financial statements and to provide greater internal resources for researching and evaluating the appropriateness of complex accounting principles and for evaluating the effects that new accounting pronouncements may have on us. In addition, we recognize that the risk of an unauthorized disbursement exists without proper segregation of duties between check-writing and record keeping. However, every month we review the listing of checks produced and research any check number that is missing or questionable. We believe this type of detective control would identify unauthorized disbursements. Additionally, on May 6, 2005, we limited the system access for those individuals performing this review such that there are appropriate mitigating controls over the incompatible duties with regard to our disbursements. We believe these steps addressed the matters GT raised.

     o On August 15, 2005, in connection with its review of our condensed consolidated financial statements for the quarter ended June 30, 2005, GT advised our management of a matter that GT considered to be a material weakness. GT noted that we recorded revenue in our Pascall division for certain items previously recorded as "bill and hold" inventory. We had shipped the items to the customer on June 30, 2005, the customer took title to the items and paid for the items. However, the customer requested that Pascall modify the items and returned the items to Pascall on July 7, 2005 under a separate contract. The return of the items by the customer subsequent to June 30, 2005 resulted in the transaction not meeting the revenue recognition criteria under Staff Accounting Bulletin ("SAB") No. 104. The recording of these items as sales in the quarter ended June 30, 2005 resulted in an adjusting journal entry to reduce revenue by $841,000 and to reduce net income by $314,000 ($0.01 per share). GT met with our audit committee on August 18, 2005 and recommended that we review the control procedures over bill and hold arrangements to determine adherence to SAB No. 104. Our audit committee and management have undertaken an extensive review of SAB No. 104. We have sought and plan to continue to seek guidance from our financial consultants, who are certified public accountants with the requisite background and experience, to assist us in our future compliance with SAB No. 104 as it relates to control procedures over bill and hold matters and believe we have therefore remediated the material weakness.

     o On March 28, 2006, in connection with its audit of our consolidated financial statements for the year ended December 31, 2005, GT advised our management and audit committee of two matters that GT considered to be material weaknesses. GT indicated that in the area of accounting and financial reporting, it believes we have insufficient accounting resources to enable us to identify and evaluate complex accounting and reporting matters. In addition, GT recommended that we establish procedures to ensure that our Chief Financial Officer can more closely monitor information submitted to our corporate headquarters by our subsidiary controllers and oversee accounting for reserves and other areas that involving significant judgment at all company locations. GT also recommended that we establish procedures to ensure that personnel familiar with accounting principles generally accepted in the United States and with Commission disclosure requirements thoroughly evaluate activities and transactions at all company locations in order to determine that we are timely making all required disclosures. To remediate this material weakness in the area of accounting and financial reporting, we intend to seek additional guidance from our financial consultants, who are certified public accountants with the requisite background and experience, and from our newly appointed Director of Financial Controls for Europe, to assist us in identifying and evaluating complex accounting and reporting matters. In addition, we intend to increase the frequency at which our Chief Financial Officer and our Director of Financial Controls for Europe visit and hold conference calls with accounting personnel and managers at each of our company locations. Also, we intend to define internal processes for identifying and disclosing non-routine and other transactions as required by Commission disclosure requirements and for researching and determining proper accounting treatment for those transactions. We plan to assign individuals with appropriate knowledge and skills to perform these processes and plan to provide those individuals with adequate technical resources to help ensure timely disclosure of the transactions and proper application of accounting principles generally accepted in the United States. We plan to develop procedures to document all non-routine transactions each quarter, including support for the final accounting treatment, and require the assigned individuals to review the documentation with our Chief Financial Officer and/or Director of Financial Controls for Europe prior to finalizing our quarterly and annual financial statements. GT also indicated that we need to improve our controls over inventory reserves. GT noted that some items that were in our inventory reserve earlier in 2005 were not present in the year-end reserve, although those items remained in inventory at year end. Current accounting guidance would have required us to include in our year-end reserve all items that were included in the inventory reserve earlier in 2005, despite the fact that we no longer viewed those items as slow moving. Our failure to continue to include those items in the inventory reserve resulted in a material audit adjustment. In addition, GT determined that inventory reserves in our CXR-AJ location were understated at year-end, resulting in an additional audit adjustment. To remediate this material weakness with regard to our controls over inventory reserves, we will adjust the procedures we use to compute inventory reserves to ensure that items that are included in inventory reserves are not removed from inventory reserves until a sale or disposal of those items occurs.

     On April 17, 2006, we engaged Hein & Associates LLP as our new certifying accountants. We had not consulted with Hein in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S--K.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

     Although stockholder ratification is not required, our board of directors has directed that this selection be submitted to our stockholders for ratification at our 2006 annual meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote. If stockholder approval of this proposal is not obtained, our audit committee and board of directors may reconsider our appointment of Hein & Associates LLP as our independent registered public accountants.

          OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

     The board knows of no matter to come before the annual meeting other than as specified in this proxy statement. If other business should, however, be properly brought before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting typically would need to be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement in order to be considered for inclusion in our proxy materials relating to the next annual meeting. However, because we plan to hold our 2007 annual meeting later this year, we will be publicly announcing an adjusted deadline after we determine the date for our 2007 annual meeting. Proposals intended for inclusion in our proxy statement and proxy card for our 2007 annual meeting shall be addressed to our secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Commission governing stockholder proposals.

     Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting.

     To be timely, a stockholder's notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

     o Typically in the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders. However, because the date of our 2007 annual meeting will have changed more than 30 days from the date of our 2006 annual meeting, in order for the stockholder's notice to be timely it must be delivered to our secretary a reasonable time before we mail our proxy materials for the current year's meeting. For purposes of the preceding sentence, a "reasonable time" coincides with any adjusted deadline we publicly announce.

     o In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

     Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.


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

                     ANNUAL REPORT AND AVAILABLE INFORMATION

     We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. Our common stock trades on NYSE Arca under the symbol "ERI."

     A copy of our amended annual report for the year ended December 31, 2005 and a copy of our quarterly report on Form 10-Q for September 30, 2006 accompany this proxy statement. Those reports are not incorporated by reference into this proxy statement and are not deemed to be a part of our proxy solicitation materials.

     A copy of those reports (without exhibits) will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to EMRISE Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, Attention: Chief Financial Officer, telephone (909) 987-9220. If exhibit copies are requested, a copying charge of $0.20 per page will be made. In addition, all of our public filings, including our annual report, can be found free of charge on the Commission's website at http://www.sec.gov.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


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

                                                                      APPENDIX A

                           PROXY - EMRISE CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 14, 2007

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Carmine T. Oliva as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of EMRISE Corporation, a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on January 10, 2007, at the 2006 annual meeting of stockholders to be held at the Company's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730 on February 14, 2007, at 10:00 a.m. local time, and at any and all adjournments and postponements thereof. The Company's board of directors recommends a vote FOR each of the proposals indicated herein.

     THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE IN PERSON AT THE MEETING.


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

Annual Meeting Proxy Card

A. ELECTION OF DIRECTOR - To elect a Class I director to serve a three-year term. The Board of Directors recommends a vote FOR the nominee below.

     1.   Nominee:

          01 - Otis W. Baskin         [ ] FOR       [ ] WITHHOLD

B.   PROPOSAL - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW.

     2. To consider and vote upon a proposal to ratify the selection of the Company's independent registered public accountants to audit the Company's consolidated financial statements for 2006.

                 [ ] FOR              [ ] AGAINST         [ ] WITHHOLD

C.   NON-VOTING ITEMS

CHANGE OF ADDRESS - Please print your new address below.

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Annual Meeting. [ ]

D. AUTHORIZED SIGNATURES - THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -DATE AND SIGN BELOW

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy):____/____/2007

Signature 1 - Please keep signature      Signature 2 - Please keep signature
within the box                           within the box

[_____________________________________]  [_____________________________________]


                                       A-2